                                                                   EXHIBIT 10.30

                            AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


          THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of November 19, 1999, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and QUANTUM NORTH AMERICA, INC., a California corporation ("Borrower"), with its chief executive office located at 15821 Ventura Boulevard, 5th Floor, Encino, California 91436 with reference to the following facts:

          WHEREAS, Foothill and Borrower heretofore entered into that certain Loan and Security Agreement, dated as of December 1, 1998 (as amended, restated, or otherwise modified from time to time, the "Agreement");

          B. Borrower has requested that Foothill amend the Agreement as set forth in this Amendment; and

          D. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

      1.  Defined Terms.  All capitalized terms used herein and not otherwise
          -------------
defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

      2.  Amendments to the Agreement.
          ---------------------------

          (a)  The following definitions set forth in Section 1.1 of the
                                                      -----------
Agreement hereby are amended and restated in their entirety to read as follows:

               "Applicable Early Termination Premium" means (a) $600,000 from
                ------------------------------------
          and after the Closing Date to and including December 1, 2000, (b) $400,000 from and after December 2, 2000 to and including December 1, 2001, and (c) $200,000 from and after December 2, 2001, and including any Renewal Period; provided, however, that if this Agreement is
                              --------  -------
          terminated in connection with the consummation of a sale of all or substantially all of the assets of, or Stock in, Borrower, then the "Applicable Early Termination Premium" shall be (a) $300,000 from and after the Closing Date through the first anniversary of the Closing Date, (b) $200,000 from and after the first anniversary of the Closing Date to the second anniversary of the Closing Date, and (c) $0 thereafter.

               "Maximum Amount" means (a) prior to the First Amendment Effective
                --------------
          Date, $20,000,000 (b) during the period from and after the First Amendment Effective Date through January 14, 2000, $20,500,000, and
          (c) from and after January 15, 2000, $20,000,000.

               "Renewal Date" means December 1, 2002.
                ------------

          (b)  The following definitions hereby are added to Section 1.1 of the
                                                             -----------
Agreement in the proper alphabetical order:

               "Advertising Expenditures" means for any Person for any period of
                ------------------------
          determination, the aggregate amount of expenses incurred (determined in accordance with GAAP) by such Person for media time (including, without limitation, the amount of prepaid media time expensed during such period) during such period of determination.

               "Advertising/Sales Ratio" means, for any Person for any period of
                -----------------------
          determination, the ratio, expressed as a percentage, of (a) Advertising Expenditures of such Person for such period of determination to (b) the gross Dollar amount of orders received by such Person for the sale of goods for such period.

               "Borrowing Base-Temporary" means, as of any date of
                ------------------------
          determination, the result of:

               (x)  the lesser of

                    (i)  the sum of

                         (A) the product of (1) 85% minus the Dilution Reserve in respect of Accounts, times (2) the aggregate amount of Eligible Accounts other than Eligible Credit Enhanced Retail Accounts, plus
                                                   ----

                         (B) the lesser of (1) 85% of the Net Eligible Credit Card Proceeds and (2) $3,000,000, plus
                                                           ----

                         (C) the product of (1) 85% minus the Dilution Reserve-Eligible Credit Enhanced Retail Accounts, times (2) the aggregate amount of Eligible Credit Enhanced Retail Accounts;

                    and

                    (ii) an amount equal to Borrower's Collections with respect to Accounts for the immediately preceding 60 day period,
               plus

               (y)  the lowest of

                    (i)  $6,000,000,

                    (ii) the sum of (A) 45% of the value of Eligible Landed Inventory, plus (B) the lesser of $5,000,000, and 45 %
                                    ----
                          of the value of Eligible In Transit Inventory,

                    (iii) 80% of the net realizable value of Eligible Inventory
                          (which shall constitute its orderly liquidation value less estimated expenses of liquidation thereof in each case as reasonably determined by Foothill),

                    and

                    (iv) 50% of the amount of credit availability created by clause (x) above,
                          ----------

               minus

               (z) the aggregate amount of reserves, if any, established by Foothill under Section 2.1(b);
                         --------------

          provided, however, that if, at any time, the Borrowing Base-Temporary
          --------  -------
          exceeds the Borrowing Base by more than $2,500,000, then the Borrowing Base-Temporary shall be equal to the sum of the Borrowing Base plus
                                                                         ----
          $2,500,000.

               "Dilution-Credit Enhanced Retail Accounts" means, as of any date
                ----------------------------------------
          of determination, in each case based upon the experience of the 90-day period ending on the date that is 30 days prior to such date of determination, the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, cooperative advertising credits, returns, promotions, credits, or other dilution with respect to the Eligible Credit Enhanced Retail Accounts, by (b) the sum of (i) Borrower's Collections (excluding extraordinary items) in respect of the Eligible Credit Enhanced Retail Accounts, plus (ii) the Dollar amount of clause
          (a).

               "Dilution Reserve-Credit Enhanced Retail Accounts" means, as of
                ------------------------------------------------
          any date of determination, the number of percentage points by which Dilution-Credit Enhanced Retail Accounts is in excess of 5%.

               "EBITDA" means, with respect to any Person for any period, the
                ------
          sum of such Person's net earnings (or loss), excluding extraordinary gains and extraordinary losses (including losses on the sale of Investments or fixed assets), before interest expense, taxes, amortization, and depreciation, in each case for such period as determined in accordance with GAAP. With respect to Borrower, EBITDA for such period shall include, without limitation, the costs of `Global Sourcing' and `Global MIS' for such period.

               "Eligible Credit Enhanced Retail Account" means an Eligible
                ---------------------------------------
          Account of Borrower: (a) that is supported by an irrevocable letter of credit satisfactory to Foothill in its sole discretion (as to form, substance, and issuer or confirming bank) that has been delivered to Foothill and is directly drawable by Foothill; and (b) with respect to which the goods that gave rise to such Eligible Account were purchased by the Account Debtor for resale.

               "First Amendment" means that certain Amendment Number One to Loan
                ---------------
          and Security Agreement, dated as of November ___, 1999, between Borrower and Foothill.

               "First Amendment Effective Date" means the date on which each of
                ------------------------------
          the conditions precedent contained in Section 3 of the First Amendment have been fulfilled.

               "Projections" means, with respect to any Person, such Person's
                -----------
          forecasted consolidated (a) balance sheets, (b) statements of income, and (c) cash flow statements, all prepared on a basis consistent with its historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

          (c)  Section 2.1(a) of the Agreement hereby is amended and restated in
               --------------
its entirety to read as follows:

               Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the result of (A) the Maximum Amount minus (B) the Letter of Credit Usage, and
                                    -----
          (ii) the result of (A) (1) prior to the First Amendment Effective Date, the Borrowing Base, (2) from and after the First Amendment Effective Date through January 14, 2000, the Borrowing Base-Temporary, and (3) from and after January 15, 2000, the Borrowing Base, minus (B)
                                                                       -----
          the sum of (1) the Letter of Credit Usage, plus (2) the aggregate
                                                     ----
          amount of the Inventory Reserves, plus (3) the aggregate amount of the
                                            ----
          Landlord Lien Reserves. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:

               (x)  the lesser of

                    (i)  the sum of

                         (A) (1) 75% minus the Dilution Reserve in respect of Accounts, times (2) the aggregate amount of Eligible Accounts other than Eligible Credit Enhanced Retail Accounts, plus
                                                        ----

                         (B) the lesser of (1) 75% of the Net Eligible Credit Card Proceeds and (2) $3,000,000; plus
                                                                ----

                         (C) (1) 85% minus the Dilution Reserve-Eligible Credit Enhanced Retail Accounts, times (2) the aggregate amount of Eligible Credit Enhanced Retail Accounts;

                    and

                    (ii) an amount equal to Borrower's Collections with respect to Accounts for the immediately preceding 60 day period,

               plus

               (y)  the lowest of

                    (i)   $6,000,000,

                    (ii) the sum of (A) 40% of the value of Eligible Landed Inventory, plus (B) the lesser of $5,000,000, and 40%
                                     ----
                          of the value of Eligible In Transit Inventory,

                    (iii) 85% of the net realizable value of Eligible Inventory
                          (which shall constitute its orderly liquidation value less estimated expenses of liquidation thereof in each case as reasonably determined by Foothill),

                    and

                    (iv)  50% of the amount of credit availability created by

                          clause (x) above,
                          ----------

               minus

               (z) the aggregate amount of reserves, if any, established by Foothill under Section 2.1(b).
                         --------------

          (d)  Section 2.11(e) of the Agreement hereby is amended by deleting
               ---------------
"$1,500" from such section and inserting "$5,000" in lieu thereof.

          (e)  The first sentence of Section 3.4 hereby is amended and restated
                                     -----------
in its entirety to read as follows:

               This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the Renewal Date and automatically shall be renewed for successive 1 year periods thereafter (each such successive 1 year period, a "Renewal Period"), unless sooner terminated pursuant to the terms hereof.

          (f)  Section 6.2(b) of the Agreement hereby is amended by deleting the
               --------------
"and" immediately prior to clause (vi) of such section and inserting the
                           -----------
following immediately prior to the final ";" in such section:

               , (vii) a report, in form satisfactory to Foothill, summarizing the gross Dollar amount of orders received by Borrower, sorted by item, (with shipping and handling charges showing separately from the aggregate Dollar amount of such orders attributable to the sale price of each such item) for such week, and (viii) a report, in form satisfactory to Foothill, summarizing Borrower's Advertising Expenditures for such week

          (g)  Section 6.2(c) of the Agreement hereby is amended by deleting the
               --------------
"and" immediately prior to clause (ii) of such section and inserting the
                           -----------
following immediately prior to the final ";" in such section:

               , and (iii) a schedule (including such detail as Foothill shall request) of (A) all payments or other transfers of Borrower's assets made by, or on behalf of, Borrower to, or for the benefit of, Holdings or any of Holdings' Subsidiaries, and (B) all payments or other transfers of assets of Holdings or any of its Subsidiaries made by, or on behalf of, Holdings or any of its Subsidiaries to, or for the benefit of, Borrower

          (h)  Section 6.3 of the Agreement hereby is amended by deleting the
               -----------
"and" immediately before clause (c) in the first sentence of such section, and
                         ----------
inserting the following immediately before the final "." in such sentence:

               ; and (d) as soon as available, but in any event prior to the first day of each of Borrower's fiscal years, Borrower's Projections on a consolidated basis for such fiscal year and for each month in such fiscal year

          (i)  Section 7.20 of the Agreement hereby is amended by adding the
               ------------
following as a new subsection (b) to such section:
                   --------------

               (b) EBITDA. EBITDA of Borrower and its Subsidiaries on a consolidated basis for each period set forth below of at least the minimum EBITDA amount corresponding thereto:

--------------------------------------------------------------------------------
Period                                                     Minimum EBITDA
--------------------------------------------------------------------------------
fiscal quarter ending December 31, 1999                         ($875,000)
--------------------------------------------------------------------------------
fiscal quarter ending March 31, 2000                            ($100,000)
--------------------------------------------------------------------------------
each period of 4 consecutive fiscal quarters         To be established in
thereafter                                           accordance with the
                                               procedures set forth below
--------------------------------------------------------------------------------


          Upon the receipt by Foothill of Borrower's projection for each fiscal year of Borrower pursuant to Section 6.3, Foothill and Borrower shall
                                       -----------
          negotiate in good faith to establish minimum EBITDA amounts for each period of 4 consecutive fiscal quarters ending during such fiscal year.

          (j)  The following is added as a new Section 7.25 to the Agreement:
                                     ------------

               7.25 Advertising Expenditures. Make Advertising Expenditures during any period of three consecutive weeks ending as of any date of determination in excess of the amount set forth below corresponding to the Advertising/Sales Ratio set forth below for such period:

--------------------------------------------------------------------------------
Advertising/Sales Ratio                                  Maximum Advertising
                                                            Expenditures
--------------------------------------------------------------------------------
Greater than or equal to 55%                                      $  500,000
--------------------------------------------------------------------------------
Greater than or equal to 50% and less than 55%                    $  850,000
--------------------------------------------------------------------------------
Greater than or equal to 45% and less than 50%                    $1,500,000
--------------------------------------------------------------------------------
Less than 44%                                                     $2,000,000
--------------------------------------------------------------------------------

               (k)  The following is added as a new Section 8.15 to the
                                                    ------------
Agreement:

                    8.15 If Borrower shall have received less than $2,430,000 in cash from, or on behalf of, its Affiliates (including, without limitation, Cendant and Buyitnow.com) (whether as payment on Accounts or repayment of any other obligation owing to Borrower) during the period from the First Amendment Effective Date through January 14, 2000.

               (l)  Schedule E-1 of the Agreement hereby is amended and restated
                    ------------
in its entirety to read as set forth on Schedule E-1 of this Amendment.
                                        ------------

               (m)  Schedule 6.12 of the Agreement hereby is amended and
                    -------------
restated in its entirety to read as set forth on Schedule 6.12 of this
                                                 -------------
Amendment.

          3.   Representations and Warranties.  Borrower hereby represents and
               ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4.   Conditions Precedent to Amendment.  The satisfaction of each of
               ---------------------------------
the following, on or before November 19, 1999, shall constitute conditions precedent to the effectiveness of this Amendment:

               (a) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               (b) Foothill shall have received a Reaffirmation and Consent, in the form of Exhibit A attached hereto and incorporated herein by this reference,
            ---------
duly executed by Holdings;

               (c) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill;

               (e) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel; and

               (f) Foothill shall have received an amendment fee of $100,000, which fee shall be fully earned and non-refundable when paid, and shall be charged directly to Borrower's Loan Account immediately upon execution of this Amendment.

          5.   Conditions Subsequent to Amendment.  As conditions subsequent to
               ----------------------------------
the effectiveness of this Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

               (a) On or before December 1, 1999, deliver to Foothill Collateral Access Agreements duly executed by the parties thereto for each location where Borrower keeps inventory and each of Borrower's freight forwarders, including, without limitation, the following inventory locations and freight forwarders:

                    (i) Mendig Corporation - Detroit, Michigan (freight forwarder);

                    (ii) Parcel Corp. of America - San Fernando Valley, California (freight forwarder);

                    (iii)  Harte-Hanks Logistics (freight forwarder); and

                    (iv)   Owen Distribution Corp. - Georgia;

               (b) On or before December 1, 1999, Deliver to Foothill Third Party Service Agreements, in form and substance satisfactory to Foothill, duly executed by the parties thereto from each Person with whom Borrower contracts for fulfillment services or freight forwarding;

               (c) On or before December 1, 1999, deliver to Foothill such financing statements as Foothill shall request, in form and substance satisfactory to Foothill in its reasonable discretion, executed by Borrower;

               (d) On or before December 1, 1999, delivery to Foothill (i) evidence, satisfactory to Foothill in its reasonable discretion, that Borrower has insurance policies as required pursuant to Section 6.10 of the Agreement for
                                               ------------
each location where Borrower stores Collateral, and (ii) with respect to each such insurance policy, to the extent not delivered to Foothill prior to the date hereof, a certificate of insurance, together with the endorsements thereto, as are required by Section 6.10 of the Agreement, the form and substance of which
                ------------
shall be satisfactory to Foothill and its counsel; and

           6.  Miscellaneous.
               -------------

               (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                 [Remainder of page left intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                                 QUANTUM NORTH AMERICA, INC.,
                                                 a Delaware corporation

                                                 By:
                                                     -------------------------
                                                 Name:
                                                       -----------------------
                                                 Title:
                                                        ----------------------


                                                 FOOTHILL CAPITAL CORPORATION,
                                                 a California corporation

                                                 By:
                                                     -------------------------
                                                 Name:
                                                       -----------------------
                                                 Title:
                                                        ----------------------

                                   Exhibit A

                      GUARANTOR REAFFIRMATION AND CONSENT
                      -----------------------------------

                         Dated as of November __, 1999

          The undersigned, as guarantor under the Holdings Guaranty (as such term is defined in that certain Loan and Security Agreement, dated as of December 1, 1998 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of the date hereof (the "First Amendment")) between Quantum North America, Inc., a Delaware corporation, and Foothill Capital Corporation, a California corporation) hereby consents and agrees to the First Amendment and hereby confirms and agrees that the Holdings Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.



                              e4L, Inc.,
                              a Delaware corporation formerly known as National Media Corporation


                              By:
                                  ------------------------------------
                              Name:
                                    ----------------------------------
                              Title:
                                     ---------------------------------

                                  Exhibit E-1
                                  -----------

                         Eligible Inventory Locations.
                         -----------------------------

                                  Exhibit 6.12
                                  ------------

                     Locations of Inventory and Equipment.
                     -------------------------------------